UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

MATINAS BIOPHARMA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38022 (Commission File Number)	46-3011414 (IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey (Address of principal executive offices)	07921 (Zip Code)

Registrant’s telephone number, including area code: (908) 443-1860

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Sec.230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Sec.240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Matinas BioPharma Holdings, Inc. (the “Company”) issued a press release announcing a collaboration with the National Institute of Allergy and Infectious Diseases (“NIAID”) to evaluate oral formulations of Gilead’s Sciences, Inc.’s (“Gilead”) antiviral remdesivir utilizing the Company’s lipid nanocrystal (“LNC”) platform delivery technology. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The Company also issued a press release announcing the filing of a preliminary proxy for a special meeting of stockholders on January 26, 2021. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 7, 2020, the Company announced that it plans to collaborate with the NIAID, part of the National Institutes of Health, to test one or more oral formulations of Gilead’s remdesivir in preclinical models using the Company’s LNC platform delivery technology. Any product generated as a part of efforts by the Company and NIAID would require a license from Gilead for the use of remdesivir and a license from the Company for the use of the LNC formulation. The Company plans to utilize NIAID’s suite of preclinical services to carry out antiviral testing with selected formulations. Gilead will provide remdesivir and work with the Company to evaluate the data generated from the planned series of preclinical studies.

Also on December 7, 2020, the Company announced the filing of a preliminary proxy for a special meeting of stockholders on January 26, 2020 (the “Special Meeting”). The Company’s Board of Directors approved a proposal, to be submitted to stockholders for approval at the Special Meeting, to authorize the Board of Directors to potentially effect a reverse split of the Company’s common stock. The reverse stock split proposal includes a proposed range between 1-for-2 and 1-for-15 shares of outstanding common stock. Approval of the reverse stock split requires the affirmative vote of a majority of the Company’s outstanding shares. The final ratio will be determined, if at all, by the Company’s Board of Directors following stockholder approval at the Special Meeting.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s collaboration with the NIAID, a potential reverse stock split, anticipated capital and liquidity needs, strategic focus and the future development of its product candidates, including MAT2203, the anticipated timing of regulatory submissions, the anticipated timing of clinical studies, the anticipated timing of regulatory interactions, the Company’s ability to identify and pursue development and partnership opportunities for its products or platform delivery technology on favorable terms, if at all, and the ability to obtain required regulatory approval and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expects,” “anticipates,” “intends,” “plans,” “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the Company’s ability to obtain additional capital to meet its liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; the ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The Company’s product candidates are all in a development stage and are not available for sale or use.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 7, 2020.
99.2	Press Release, dated December 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: December 7, 2020	By:	/s/ Jerome D. Jabbour
Name: Jerome D. Jabbour
Title: Chief Executive Officer